Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tax-Exempt Private Credit Fund, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Tax-Exempt Private Credit Fund, Inc. for the period ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tax-Exempt Private Credit Fund, Inc. for the stated period.

/s/ Jeffrey Kruske
Jeffrey Kruske
Chief Executive Officer
Tax-Exempt Private Credit Fund, Inc.

Dated: December 8, 2025

/s/ Sean Wickliffe
Sean Wickliffe
Principal Financial Officer and Treasurer
Tax-Exempt Private Credit Fund, Inc.

Dated: December 8, 2025

This certification is being furnished pursuant to Item 19(b) of Form N-CSR and Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Tax-Exempt Private Credit Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.